UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):  June 22, 2001
                                                           -------------


                                  VSOURCE, INC.
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             (Exact name of registrant as specified in its charter)


        Delaware                     000-30326                77-0557617
   ---------------------------  ------------------------  -----------------
  (State or other jurisdiction  (Commission File Number)    (IRS Employer
       of incorporation)                                  Identification No.)


           5740 Ralston Street, Suite 110, Ventura, California  93003
           -----------------------------------------------------------
             (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code:  (805) 677-6720
                                                            --------------


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Item 5.   Other  Events.
          -------------

           On June 22, 2001, Vsource, Inc. (the "Registrant") completed the acquisition of substantially all of the assets of NetCel360 Holdings Limited. On June 25, 2001, in connection with the acquisition, the Registrant entered into a Convertible Note Purchase Agreement and received commitments from Mercantile Capital Partners I, LP, a fund of Barings Private Equity Partners (Hong Kong) Ltd., and an officer of NetCel360 to purchase $3.3 million in Series A convertible notes. The press release of the Registrant dated as of June 26, 2001 regarding the acquisition and the financing is attached as Exhibit 99.1 to this Current Report and is incorporated herein by reference.

Item 7.   Financial  Statements  and  Exhibits.
          ------------------------------------

(c)   Exhibits.
      --------

99.1  Press Release  of  Vsource, Inc. dated as of June 26, 2001.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    VSOURCE,  INC.
                                    (Registrant)


Dated:  June 27, 2001               By:  /s/  Sandford  T.  Waddell
                                         --------------------------
                                         Sandford  T.  Waddell
                                         Chief  Financial  Officer


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                                  EXHIBIT INDEX


Exhibit  No.            Description
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    99.1                Press  Release


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